EXHIBIT 10.2

SEVENTEENTH AMENDMENT TO

FOURTH AMENDED AND RESTATED RECEIVABLES

FUNDING AND ADMINISTRATION AGREEMENT

This SEVENTEENTH AMENDMENT to FOURTH AMENDED AND RESTATED RECEIVABLES FUNDING AND ADMINISTRATION AGREEMENT (this “Amendment”), dated as of February 11, 2020, is entered into by and among SIT FUNDING CORPORATION (the “Borrower”), Bank of America, N.A. (“BANA”), as a Committed Lender, BANA, as the Managing Agent for the BANA Lender Group, WELLS FARO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), as a Committed Lender, Wells Fargo, as the Managing Agent for the Wells Fargo Lender Group, Sumitomo Mitsui Banking Corporation (“SMBC”), as a Committed Lender, Manhattan Asset Funding Company LLC (“MAFC”), as a Discretionary Lender, SMBC NIKKO SECURITIES AMERICA, INC. (“SMBC Nikko”), as Administrator for MAFC and as the Managing Agent for the SMBC Lender Group, Liberty Street Funding LLC (“Liberty Street”), as a Discretionary Lender, The Bank of Nova Scotia (“BNS”), as Administrator for Liberty Street, as the Managing Agent for BNS Lender Group and as a Committed Lender, GOTHAM FUNDING CORPORATION (“GFC”), as a Discretionary Lender, and MUFG BANK, LTD. F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD. (“MUFG”), as a Committed Lender, as Administrative Agent for the Committed Lenders and Discretionary Lenders, as Administrator for the GFC and as the Managing Agent for the MUFG Lender Group.

RECITALS

A.WHEREAS, the Borrower, BANA, Wells Fargo, SMBC, MAFC, SMBC Nikko, Liberty Street, BNS, GFC and MUFG are parties to that certain Fourth Amended and Restated Receivables Funding and Administration Agreement, dated as of November 12, 2010 (together with all exhibits and schedules thereto, and as heretofore amended, restated or supplemented, the “RFA”); and

B.WHEREAS, the Borrower, BANA, Wells Fargo, SMBC, MAFC, SMBC Nikko, Liberty Street, BNS, GFC and MUFG desire to amend and modify certain terms of the RFA as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.Certain Defined Terms.  Capitalized terms that are used herein without definition and that are defined in Annex X to the RFA shall have the same meanings herein as in Annex X to the RFA.

2.Amendment to the RFA.

(a)Section 8.01(t) to the RFA is hereby amended and restated to read as follows:

“(t)   (x) on any date of determination during the Settlement Periods for January 2020, February 2020 and March 2020, (i) the Default Trigger Ratio shall exceed 3.00%; (ii) the Delinquency Trigger Ratio shall exceed 4.50%; (iii) the Dilution Trigger Ratio shall exceed 5.75%; or (iv) the Receivables Collection Turnover Trigger shall exceed 50 days; and (y) on any other date of determination, (i) the Default Trigger Ratio shall exceed 2.25%; (ii) the Delinquency Trigger Ratio shall exceed 3.25%; (iii) the Dilution Trigger Ratio shall exceed 5.75%; or (iv) the Receivables Collection Turnover Trigger shall exceed 47.5 days; or”.

3.Representations and Warranties.  The Borrower represents and warrants as follows:

(a)It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)This Amendment has been duly executed and delivered by the Borrower and constitutes the Borrower’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)No consent, approval, authorization or order of, or filing (except for any filing required by federal securities laws), registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by the Borrower of this Amendment that has not already been obtained.

(d)The execution and delivery of this Amendment does not (i) violate, contravene or conflict with any provision of its organization documents or (ii) violate, contravene or conflict in any material respect with any laws applicable to the Borrower.

(e)Immediately after giving effect to this Amendment, (i) the representations and warranties of the Borrower set forth in the RFA shall be true and correct (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof, in which case, such representations and warranties shall be true and correct as of such other date) and (ii) no Termination Event or Incipient Termination Event shall have occurred and be continuing.

4.Effect of Amendment.  Except as expressly amended and modified by this Amendment, all provisions of the RFA shall remain in full force and effect. After this Amendment becomes effective, all references in the RFA to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the RFA shall be deemed to be references to the RFA as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the RFA other than as set forth herein.

5.Effectiveness.  This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto.

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6.Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy electronically (e.g. pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

7.Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

8.Severability.  Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

9.Section Headings.  The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the RFA or any provision hereof or thereof.

10.Related Document.  This Amendment is a Related Document and all references to a “Related Document” in the RFA and the other Related Documents (including, without limitation, all such references in the representations and warranties in the RFA and the other Related Documents) shall be deemed to include this Amendment.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

SIT FUNDING CORPORATION,
as the Borrower

By:/s/ Simon Y. Leung
Name: Simon Y. Leung
Title: Corporate Secretary

S-1

MUFG LENDER GROUP:

MUFG BANK, LTD. F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Administrator for Gotham Funding Corporation, as Managing Agent for the  MUFG Lender Group and as the MUFG Committed Lender

By:/s/ Christopher Pohl
Name: Christopher Pohl
Title:  Managing Director

GOTHAM FUNDING CORPORATION, as the MUFG Discretionary Lender

By:/s/ Kevin J. Corrigan
Name: Kevin J. Corrigan
Title:  Vice President

ADMINISTRATIVE AGENT:

MUFG BANK, LTD. F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Administrative Agent

By:/s/ Christopher Pohl
Name: Christopher Pohl
Title:  Managing Director

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BNS LENDER GROUP:

THE BANK OF NOVA SCOTIA,
as Administrator for Liberty Street Funding LLC, as Managing Agent for the BNS Lender Group and as the BNS Committed Lender

By:/s/ Douglas Noe
Name: Douglas Noe
Title:  Managing Director

Liberty Street Funding LLC,
as the BNS Discretionary Lender

By:/s/ Jill A. Russo
Name: Jill A. Russo
Title:  Vice President

S-3

SMBC LENDER GROUP:

SMBC NIKKO SECURITIES AMERICA, INC., as Administrator for Manhattan Asset Funding Company LLC and as Managing Agent for the SMBC Lender Group

By:/s/ Yukimi Konno
Name: Yukimi Konno
Title:  Managing Director

MANHATTAN ASSET FUNDING COMPANY LLC, as the SMBC Discretionary Lender

By: MAF Receivables Corp., its Sole Member

By:/s/ Irina Khaimova
Name: Irina Khaimova
Title:  Vice President

SUMITOMO MITSUI BANKING CORPORATION, as the SMBC Committed Lender

By:/s/ Kazutaka Takeuchi
Name: Kazutaka Takeuchi
Title:  Executive Director

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BANA LENDER GROUP:

BANK OF AMERICA, N.A., as Managing Agent for the BANA Lender Group and as the BANA Committed Lender

By:/s/ Chris Haynes
Name: Chris Haynes
Title:  Senior Vice President

S-5

WELLS LENDER GROUP:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Managing Agent for the Wells Lender Group and as the Wells Committed Lender

By:/s/ Dale Abernathy
Name: Dale Abernathy
Title:  Director

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